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                                                            Exhibit 24

                                 POWER OF ATTORNEY
                                 -----------------


      KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and officers of Angelica Corporation (hereinafter referred to as the "Company") hereby constitutes and appoints Don W. Hubble, T.M. Armstrong, and
L. Linden Mann and each of them acting singly, the true and lawful agents and attorneys, or agent and attorney, with full powers of substitution, resubstitution and revocation, for and in the name, place and stead of the undersigned to do any and all things and to execute any and all instruments which said agents and attorneys, or any of them, may deem necessary or advisable to enable the Company to comply with the Securities Exchange Act of 1934, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the Annual Report on Form 10-K of the Company for the fiscal year ended January 31, 1998, including specifically, but without limiting the generality of the foregoing, full power and authority to sign the name of each of the undersigned in the capacities indicated below to the said Annual Report on Form 10-K to be filed with the Securities and Exchange Commission, and to any and all amendments to said Annual Report on Form 10-K, and each of the undersigned hereby grants to said attorneys and agents, and to each of them singly, full power and authority to do and perform on behalf of the undersigned every act and thing whatsoever necessary or appropriate to be done in the premises as fully as the undersigned could do in person, hereby ratifying and confirming all that said attorneys and agents, or any of them, or the substitutes or substitute of them or any of them, shall do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, each of the undersigned has subscribed these presents this 31st day of March, 1998.


/s/ Don W. Hubble                           /s/ T. M. Armstrong
-----------------------------------         ----------------------------------
         (Don W. Hubble)                            (T.M. Armstrong)
   Chairman, President and Chief                 Senior Vice President-
         Executive Officer                     Finance and Administration
   (Principal Executive Officer)                 Chief Financial Officer
                                               (Principal Financial Officer)

                                            /s/ L. Linden Mann
                                            ----------------------------------
                                                      (L. Linden Mann)
                                                         Controller
                                                (Principal Accounting Officer)

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/s/ David A. Abrahamson                     /s/ Susan S. Elliott
-----------------------------------         ----------------------------------
(David A. Abrahamson)                       (Susan S. Elliott)
 Director                                    Director

/s/ Earle H. Harbison, Jr.                  /s/ Leslie F. Loewe
-----------------------------------         ----------------------------------
(Earle H. Harbison, Jr.)                    (Leslie F. Loewe)
 Director                                    Director

/s/ William P. Stiritz                      /s/ Charles W. Mueller
-----------------------------------         ----------------------------------
(William P. Stiritz)                        (Charles M. Mueller
 Director                                    Director

/s/ H. Edwin Trusheim                       /s/ William A. Peck
-----------------------------------         ----------------------------------
(H. Edwin Trusheim)                         (William A. Peck)
 Director                                    Director

/s/ L. J. Young
-----------------------------------
(L. J. Young)
 Director